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                                                                    EXHIBIT 10.3
                               HEALTHCENTRAL.COM

                      AMENDED AND RESTATED 1998 STOCK PLAN


     1.  Purposes of the Plan.  The purposes of this 1998 Stock Plan are to
         --------------------
attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be Incentive Stock Options (as defined under Section 422 of the Code) or Nonstatutory Stock Options, as determined by the Administrator at the time of grant of an Option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder. Stock purchase rights may also be granted under the Plan.

     2.  Definitions.  As used herein, the following definitions shall apply:
         -----------

          (a) "Administrator" means the Board or any of its Committees appointed
               -------------
pursuant to Section 4 of the Plan.

          (b) "Affiliate" means an entity other than a Subsidiary (as defined
               ---------
below) in which the Company owns an equity interest.

          (c) "Applicable Laws" means the legal requirements relating to the
               ---------------
administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any Stock Exchange and the applicable laws of any other country or jurisdiction where Options are granted under the Plan.

          (d) "Board" means the Board of Directors of the Company.
               -----

          (e) "Change in Control" means a sale of all or substantially all of
               -----------------
the Company's assets, or a merger, consolidation or other capital reorganization of the Company with or into another corporation; provided however that a merger, consolidation or other capital reorganization in which the holders of more than 50% of the shares of capital stock of the Company outstanding immediately prior to such transaction continue to hold (either by the voting securities remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the total voting power represented by the voting securities of the Company, or such surviving entity, outstanding immediately after such transaction shall not constitute a Change in Control.

          (f) "Code" means the Internal Revenue Code of 1986, as amended.
               ----

          (g) "Committee" means the Committee appointed by the Board of
               ---------
Directors to administer the Plan in accordance with Section 4 below.

          (h) "Common Stock" means the Common Stock of the Company.
               ------------

          (i) "Company" means HealthCentral.com, a California corporation.
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          (j) "Consultant" means any person, including an advisor, who renders
               ----------
services to the Company, or any Parent, Subsidiary or Affiliate, and is compensated for such services, and any director of the Company whether compensated for such services or not.

          (k) "Continuous Status as an Employee or Consultant" means the absence
               ----------------------------------------------
of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company, its Parent(s), Affiliates, Subsidiaries or their respective successors. For purposes of this Plan, a change in status from an Employee to a Consultant or from a Consultant to an Employee will not constitute an interruption of Continuous Status as an Employee or Consultant.

          (l) "Corporate Transaction" means a sale of all or substantially all
               ---------------------
of the Company's assets, or a merger, consolidation or other capital reorganization of the Company with or into another corporation.

          (m) "Director" means a member of the Board.
               --------

          (n) "Employee" means any person, including officers and directors,
               --------
employed by the Company or any Parent, Subsidiary or Affiliate of the Company, with the status of employment determined based upon such minimum number of hours or periods worked as shall be determined by the Administrator in its discretion, subject to any requirements of the Code. The payment by the Company of a director's fee to a director shall not be sufficient to constitute "employment" of such director by the Company.

          (o) "Exchange Act" means the Securities Exchange Act of 1934, as
               ------------
amended.

          (p) "Fair Market Value" means, as of any date, the fair market value
               -----------------
of Common Stock determined as follows:

          (i) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq")
                                                                       ------
System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported), as quoted on such system or exchange, or the exchange with the greatest volume of trading in Common Stock for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

          (ii) If the Common Stock is quoted on the Nasdaq System (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

          (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

          (q) "Incentive Stock Option" means an Option intended to qualify as an
               ----------------------
incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable written Option Agreement.

          (r) "Listed Security" means any security of the Company which is
               ---------------
listed or approved for listing on a national securities exchange or designated or approved for designation as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.

          (s) "Named Executive" means any individual who, on the last day of the
               ---------------
Company's fiscal year, is the chief executive officer of the Company (or is acting in such capacity) or among the four most highly compensated officers of the Company (other than the chief executive officer). Such officer status shall be determined pursuant to the executive compensation disclosure rules under the Exchange Act.

          (t) "Nonstatutory Stock Option" means an Option not intended to
               -------------------------
qualify as an Incentive Stock Option, as designated in the applicable written Option Agreement.

          (u) "Option" means a stock option granted pursuant to the Plan.
               ------

          (v) "Option Agreement" means a written agreement between an Optionee
               ----------------
and the Company reflecting the terms of an Option granted under the Plan and includes any documents attached to such Option Agreement, including, but not limited to, a notice of stock option grant and a form of exercise notice.

          (w) "Option Exchange Program" means a program whereby outstanding
               -----------------------
Options are exchanged for Options with a lower exercise price.

          (x) "Optioned Stock" means the Common Stock subject to an Option or a
               --------------
Stock Purchase Right.

          (y) "Optionee" means an Employee or Consultant who receives an Option
               --------
or a Stock Purchase Right.

          (z) "Parent" means a "parent corporation," whether now or hereafter
               ------
existing, as defined in Section 424(e) of the Code, or any successor provision.

          (aa) "Plan" means this 1998 Stock Plan.
                ----

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          (bb) "Reporting Person" means an officer, director, or greater than
                ----------------
10% shareholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

          (cc) "Restricted Stock" means shares of Common Stock acquired pursuant
                ----------------
to a grant of a Stock Purchase Right under Section 10 below.

          (dd) "Restricted Stock Purchase Agreement" means a written agreement
                -----------------------------------
between a holder of a Stock Purchase Right and the Company reflecting the terms of a Stock Purchase Right granted under the Plan and includes any documents attached to such agreement.

          (ee) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act,
                ----------
as the same may be amended from time to time, or any successor provision.

          (ff) "Share" means a share of the Common Stock, as adjusted in
                -----
accordance with Section 12 of the Plan.

          (gg) "Stock Exchange" means any stock exchange or consolidated stock
                --------------
price reporting system on which prices for the Common Stock are quoted at any given time.

          (hh) "Stock Purchase Right" means the right to purchase Common Stock
                --------------------
pursuant to Section 10 below.

          (ii) "Subsidiary" means a "subsidiary corporation," whether now or
                ----------
hereafter existing, as defined in Section 424(f) of the Code, or any successor provision.

     3.  Stock Subject to the Plan.  Subject to the provisions of Section 13 of
         -------------------------
the Plan, the maximum aggregate number of Shares that may be optioned and sold under the Plan is 3,000,000 Shares of Common Stock (after giving effect to the Company's 5-for-4 stock split effected in connection with its reincorporation under the laws of Delaware and subject to further adjustment as provided in
Section 13 below). The Shares may be authorized, but unissued, or reacquired Common Stock. If an Option expires or becomes unexercisable for any reason without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. In addition, any Shares of Common Stock that are retained by the Company upon exercise of an Option or Stock Purchase Right in order to satisfy the exercise or purchase price for such Option or Stock Purchase Right or any withholding taxes due with respect to such exercise shall be treated as not issued and shall continue to be available under the Plan. Shares repurchased by the Company pursuant to any repurchase right that the Company may have shall not be available for future grant under the Plan.

     4.  Administration of the Plan.
         --------------------------

          (a) General.  The Plan shall be administered by the Board or a
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Committee, or a combination thereof, as determined by the Board.  The Plan may be administered by different administrative bodies with respect to different classes of Participants and, if permitted by the

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Applicable Laws, the Board may authorize one or more officers to grant Options or Stock Purchase Rights to Employees and Consultants.

          (b) Administration with respect to Reporting Persons.  With respect to
              ------------------------------------------------
Options granted to Reporting Persons and Named Executives, the Plan may (but need not) be administered so as to permit such Options to qualify for the exemption set forth in Rule 16b-3(d) and to qualify as performance-based compensation under Section 162(m) of the Code.

          (c) Committee Composition.  If a Committee has been appointed pursuant
              ---------------------
to this Section 4, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and remove all members of a Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws and, in the case of a Committee administering the Plan pursuant to Section 4(b) above, to the extent permitted or required by Rule 16b-3 and
Section 162(m) of the Code.

          (d) Powers of the Administrator.  Subject to the provisions of the
              ---------------------------
Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

             (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(p) of the Plan;

            (ii) to select the Employees and Consultants to whom Options and Stock Purchase Rights or any combination thereof may from time to time be granted;

            (iii) to determine whether and to what extent Options and Stock Purchase Rights or any combination thereof are granted;

              (iv) to determine the number of Shares of Common Stock to be covered by each such award granted;

               (v) to approve forms of agreement for use under the Plan;

              (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder, which terms and conditions include but are not limited to the exercise or purchase price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option, Optioned Stock, Stock Purchase Right or Restricted Stock, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

             (vii) to determine whether and under what circumstances an Option may be settled in cash under Section 10(f) instead of Common Stock;

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            (viii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted and to make any other amendments or adjustments to any Option that the Administrator determines, in its discretion and under the authority granted to it under the Plan, to be necessary or advisable, provided however that no amendment or adjustment to an Option that would materially and adversely affect the rights of any Optionee shall be made without the prior written consent of the Optionee;

             (ix) to determine the terms and restrictions applicable to Stock Purchase Rights and the Restricted Stock purchased by exercising such Stock Purchase Rights;

              (x) to initiate an Option Exchange Program;

             (xi) to construe and interpret the terms of the Plan and awards granted under the Plan; and

            (xii) in order to fulfill the purposes of the Plan and without amending the Plan, to modify grants of Options or Stock Purchase Rights to Participants who are foreign nationals or employed outside of the United States in order to recognize differences in local law, tax policies or customs.

          (d) Effect of Administrator's Decision.  All decisions, determinations
              ----------------------------------
and interpretations of the Administrator shall be final and binding on all holders of Options or Stock Purchase Rights.

      5.  Eligibility.
          -----------

          (a) Recipients of Grants.  Nonstatutory Stock Options and Stock
              --------------------
Purchase Rights may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees; provided however that Employees of Affiliates shall not be eligible to receive Incentive Stock Options. An Employee or Consultant who has been granted an Option or Stock Purchase Right may, if he or she is otherwise eligible, be granted additional Options or Stock Purchase Rights.

          (b) Type of Option.  Each Option shall be designated in the Option
              --------------
Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares subject to an Incentive Stock Option shall be determined as of the date of the grant of such Option.

          (c) At-Will Relationship.  The Plan shall not confer upon the holder
              --------------------
of any Option or Stock Purchase Right any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with such holder's right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

     6.  Term of Plan.  The Plan shall become effective upon its adoption by the
         ------------
Board. It shall continue in effect for a term of ten years unless sooner terminated under Section 15 of the Plan.

     7.  Term of Option.  The term of each Option shall be the term stated in
         --------------
the Option Agreement; provided, however, that the term shall be no more than ten years from the date of grant thereof or such shorter term as may be provided in the Option Agreement. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

     8.  Limitations on Grants to Employees.  Subject to adjustment as provided
         ----------------------------------
in Section 13 below, the maximum number of Shares which may be subject to Options or Stock Purchase Rights granted to any one Employee under the Plan for any fiscal year of the Company shall be 1,250,000 Shares (after giving effect to the Company's 5-for-4 stock split effected in connection with its reincorporation under the laws of Delaware and subject to further adjustment as provided in Section 13 below).

     9.  Option Exercise Price and Consideration.
         ---------------------------------------

          (a) The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board and set forth in the Option Agreement, but shall be subject to the following:

               (i) In the case of an Incentive Stock Option that is:

                   (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                   (B) granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

              (ii) In the case of a Nonstatutory Stock Option that is granted prior to the date, if any, upon which the Common Stock becomes a Listed Security and is:

                 (A) granted to a person who, at the time of the grant of such Option, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of the grant if required by the Applicable Laws.

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

                (B) granted to a person who, at the time of the grant of such Option, is a Named Executive of the Company, the per Share Exercise Price shall be no less than 100% of the Fair Market Value on the date of grant if such Option is intended to qualify as performance-based compensation under Section 162(m) of the Code and if not so intended shall be such price as is determined by the Administrator.

                (C) granted to any other eligible person, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant if required by the Applicable Laws.

           (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.

          (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) cancellation of indebtedness, (5) other Shares that (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender or such other period as may be required to avoid a charge to the Company's earnings, and
(y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (6) authorization for the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (7) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price and any applicable income or employment taxes, (8) delivery of an irrevocable subscription agreement for the Shares that irrevocably obligates the option holder to take and pay for the Shares not more than twelve months after the date of delivery of the subscription agreement, (9) any combination of the foregoing methods of payment, or (10) such other consideration and method of payment for the issuance of Shares to the extent permitted under the Applicable Laws. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company and the Administrator may refuse to accept a particular form of consideration at the time of any Option exercise if it determines, in its sole discretion, that acceptance of such form of consideration is not in the best interests of the Company at such time.

     10.  Exercise of Option.
          ------------------

          (a) Procedure for Exercise; Rights as a Shareholder.  Any Option
              -----------------------------------------------
granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator and reflected in the Option Agreement, which may include vesting requirements and/or performance criteria with respect to the Company and/or the Optionee; provided however, that any Option granted prior to the date, if any, upon which the Common Stock becomes a

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Listed Security shall become exercisable at the rate of at least 20% per year over five years from the date the Option is granted if required by the Applicable Laws. In the event that any of the Shares issued upon exercise of an Option (which exercise occurs prior to the date, if any, upon which the Common Stock becomes a Listed Security) should be subject to a right of repurchase in the Company's favor, such repurchase right shall lapse at the rate of at least 20% per year over five years from the date the Option is granted if required by the Applicable Laws. Notwithstanding the above, in the case of an Option granted to an officer, Director or Consultant of the Company or any Parent or Subsidiary of the Company, the Option may become fully exercisable, or a repurchase right, if any, in favor of the Company shall lapse, at any time or during any period established by the Administrator. The Administrator shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence; provided however that in the absence of such determination, vesting of Options shall be tolled during any such leave.

     An Option may not be exercised for a fraction of a Share.

     An Option shall be deemed exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and the Company has received full payment for the Shares with respect to which the Option is exercised. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 9(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, not withstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 13 of the Plan.

     Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) Termination of Employment or Consulting Relationship.  Subject to
              ----------------------------------------------------
Section 10(c) below, in the event of termination of an Optionee's Continuous Status as an Employee or Consultant with the Company, such Optionee may, but only within three months (or such other period of time not less than 30 days as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent that the Optionee was entitled to exercise it at the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of such termination, or if the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate and the Optioned Stock underlying the unexercised portion of the Option shall revert to the Plan. No termination shall be deemed to occur and this Section 10(b) shall not apply if (i) the Optionee is a Consultant who becomes an Employee, or
(ii) the Optionee is an Employee who becomes a Consultant.

          (c)  Disability of Optionee.
               ----------------------

               (i) Notwithstanding Section 10(b) above, in the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of his or her total and permanent disability (within the meaning of Section 22(e)(3) of the Code), such Optionee may, but only within twelve months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of termination, or if the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate and the Optioned Stock underlying the unexercised portion of the Option shall revert to the Plan.

              (ii) In the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of a disability which does not fall within the meaning of total and permanent disability (as set forth in Section 22(e)(3) of the Code), such Optionee may, but only within six months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. However, to the extent that such Optionee fails to exercise an Option which is an Incentive Stock Option (within the meaning of Section 422 of the Code) within three months of the date of such termination, the Option will not qualify for Incentive Stock Option treatment under the Code. To the extent that the Optionee was not entitled to exercise the Option at the date of termination, or if the Optionee does not exercise such Option to the extent so entitled within six months from the date of termination, the Option shall terminate and the Optioned Stock underlying the unexercised portion of the Option shall revert to the Plan.

          (d) Death of Optionee.  In the event of the death of an Optionee
              -----------------
during the period of Continuous Status as an Employee or Consultant since the date of grant of the Option, or within 30 days following termination of the Optionee's Continuous Status as an Employee or Consultant, the Option may be exercised, at any time within six months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by such Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of death or, if earlier, the date of termination of the Optionee's Continuous Status as an Employee or Consultant. To the extent that the Optionee was not entitled to exercise the Option at the date of death or termination, as the case may be, or if the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate and the Optioned Stock underlying the unexercised portion of the Option shall revert to the Plan.

          (e) Extension of Exercise Period.  The Administrator shall have full
              ----------------------------
power and authority to extend the period of time for which an Option is to remain exercisable following termination of an Optionee's Continuous Status as an Employee or Consultant from the periods set forth in Sections 10(b), 10(c) and 10(d) above or in the Option Agreement to such greater time as the Board shall deem appropriate, provided, that in no event shall such option be exercisable later than the date of expiration of the term of such Option as set forth in the Option Agreement.

          (f) Buy-Out Provisions.  The Administrator may at any time offer to
              ------------------
buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time such offer is made.

     11.  Stock Purchase Rights.
          ---------------------

          (a) Rights to Purchase.  Stock Purchase Rights may be issued either
              ------------------
alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid (which price, if required by the Applicable Laws, shall not be less than 85% of the Fair Market Value of the Shares as of the date of the offer, or, in the case of a person owning stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the price shall not be less than 100% of the Fair Market Value of the Shares as of the date of the offer), and the time within which such person must accept such offer, which shall in no event exceed 30 days from the date upon which the Administrator made the determination to grant the Stock Purchase Right. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

          (b) Repurchase Option.  Unless the Administrator determines otherwise,
              -----------------
the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original purchase price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Administrator may determine; provided, however, that with respect to an Optionee who is not an officer, director or Consultant of the Company or of any Parent or Subsidiary of the Company, it shall lapse at a minimum rate of 20% per year if required by the Applicable Laws.

          (c) Other Provisions.  The Restricted Stock Purchase Agreement shall
              ----------------
contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock Purchase Agreements need not be the same with respect to each purchaser.

          (d) Rights as a Shareholder.  Once the Stock Purchase Right is
              -----------------------
exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

     12.  Taxes.
          -----

          (a) As a condition of the exercise of an Option or Stock Purchase Right granted under the Plan, the Participant (or in the case of the Participant's death, the person exercising the Option or Stock Purchase Right) shall make such arrangements as the Administrator may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with the exercise of Option or Stock Purchase Right and the issuance of Shares. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied.

          (b) In the case of an Employee and in the absence of any other arrangement, the Employee shall be deemed to have directed the Company to withhold or collect from his or her compensation an amount sufficient to satisfy such tax obligations from the next payroll payment otherwise payable after the date of an exercise of the Option or Stock Purchase Right.

          (c) This Section 12(c) shall apply only after the date, if any, upon which the Common Stock becomes a Listed Security. In the case of Participant other than an Employee (or in the case of an Employee where the next payroll payment is not sufficient to satisfy such tax obligations, with respect to any remaining tax obligations), in the absence of any other arrangement and to the extent permitted under the Applicable Laws, the Participant shall be deemed to have elected to have the Company withhold from the Shares to be issued upon exercise of the Option or Stock Purchase Right that number of Shares having a Fair Market Value determined as of the applicable Tax Date (as defined below) equal to the amount required to be withheld. For purposes of this Section 12, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the Applicable Laws (the "Tax Date").
                      --------

          (d) If permitted by the Administrator, in its discretion, a Participant may satisfy his or her tax withholding obligations upon exercise of an Option or Stock Purchase Right by surrendering to the Company Shares that (i) in the case of Shares previously acquired from the Company, have been owned by the Participant for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value determined as of the applicable Tax Date equal to the amount required to be withheld.

          (e) Any election or deemed election by a Participant to have Shares withheld to satisfy tax withholding obligations under Section 12(c) or (d) above shall be irrevocable as to the particular Shares as to which the election is made and shall be subject to the consent or disapproval of the Administrator. Any election by a Participant under Section 12(d) above must be made on or prior to the applicable Tax Date.

          (f) In the event an election to have Shares withheld is made by a Participant and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Participant shall receive the full number of Shares with respect to which the Option or Stock Purchase Right is exercised but such Participant shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

     13.  Adjustments Upon Changes in Capitalization, Merger or Certain Other
          -------------------------------------------------------------------
Transactions.
------------

          (a) Changes in Capitalization.  Subject to any required action by the
              -------------------------
shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option or Stock Purchase Right, and the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right and the number of Shares set forth in Section 8 above, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

          (b) Dissolution or Liquidation.  In the event of the proposed
              --------------------------
dissolution or liquidation of the Company, the Board shall notify the Optionee at least 15 days prior to such proposed action. To the extent it has not been previously exercised, the Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

          (c) Corporate Transaction; Change in Control.  In the event of a
              ----------------------------------------
Corporate Transaction or a Change in Control, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right shall be substituted by the successor corporation or a Parent or Subsidiary of such successor corporation (such entity, the "Successor Corporation"), unless the
                                         ---------------------
Successor Corporation does not agree to assume the outstanding Options or Stock Purchase Rights or to substitute equivalent options or rights, in which case such Options or Stock Purchase Rights shall terminate upon consummation of the transaction. In the event of a transaction that qualifies as a Change of Control (i) in which outstanding awards are being continued, assumed or substituted, the vesting and exercisability of each outstanding Option and Stock Purchase Right shall accelerate such that the Options and Stock Purchase Rights shall become vested and exercisable to the extent of 50% of the Shares then unvested, and any repurchase right of the Company with respect to Shares issued upon exercise of an Option or

Stock Purchase Right shall lapse as to 50% of the Shares subject to such repurchase right prior to consummation of the Change of Control, and (ii) in which outstanding awards are terminating, the vesting and exercisability of each outstanding Option and Stock Purchase Right shall accelerate such that the Options and Stock Purchase Rights shall become vested and exercisable to the extent of 100% of the Shares then unvested, and any repurchase right of the Company with respect to Shares issued upon exercise of an Option or Stock Purchase Right shall lapse as to 100% of the Shares subject to such repurchase right prior to consummation of the Change of Control, in each case at such time and upon such conditions as the Administrator shall determine. To the extent that an Option or Stock Purchase Right is not exercised prior to consummation of a Corporate Transaction or Change of Control in which the Option or Stock Purchase Right is terminating, such Option or Stock Purchase Right shall terminate upon such consummation.

          For purposes of this Section 13(c), an Option or a Stock Purchase Right shall be considered assumed, without limitation, if, at the time of issuance of the stock or other consideration upon such Change in Control, each holder of an Option or Stock Purchase Right would be entitled to receive upon exercise of the Option or Stock Purchase Right the same number and kind of shares of stock or the same amount of property, cash or securities as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to such transaction, the holder of the number of Shares of Common Stock covered by the Option or the Stock Purchase Right at such time (after giving effect to any adjustments in the number of Shares covered by the Option or Stock Purchase Right as provided for in this Section 13); provided however that if such consideration received in the Change in Control was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the Option to be solely common stock of the successor corporation or its Parent equal to the Fair Market Value of the per Share consideration received by holders of Common Stock in the transaction.

          (d) Certain Distributions.  In the event of any distribution to the
              ---------------------
Company's shareholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Administrator may, in its discretion, appropriately adjust the price per Share of Common Stock covered by each outstanding Option or Stock Purchase Right to reflect the effect of such distribution.

     14.  Non-Transferability of Options and Stock Purchase Rights.  Options and
          --------------------------------------------------------
Stock Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised or purchased during the lifetime of the Optionee or the holder of Stock Purchase Rights only by the Optionee or holder of Stock Purchase Rights; provided however that the Administrator may in its discretion grant transferable Nonstatutory Stock Options pursuant to Option Agreements, or amend outstanding Option Agreements to allow for transferability by, specifying (i) the manner in which such Nonstatutory Stock Options are transferable and (ii) that any such transfer shall be subject to the Applicable Laws. The designation of a beneficiary by an Optionee will not constitute a transfer. An Option or Stock Purchase Right may be exercised, during the lifetime of the holder of the Option or Stock Purchase Right, only by such holder or a transferee permitted by this Section 14.

     15.  Time of Granting Options and Stock Purchase Rights.  The date of grant
          --------------------------------------------------
of an Option or Stock Purchase Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other date as is determined by the Board; provided, however, that in the case of any Incentive Stock Option, the grant date shall be the later of the date on which the Administrator makes the determination granting such Incentive Stock Option or the date of commencement of the Optionee's employment relationship with the Company. Notice of the determination shall be given to each Employee or Consultant to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

     16.  Amendment and Termination of the Plan.
          -------------------------------------

          (a) Authority to Amend or Terminate.  The Board may at any time amend,
              -------------------------------
alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made that would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of any Stock Exchange), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

          (b) Effect of Amendment or Termination.  No amendment or termination
              ----------------------------------
of the Plan shall adversely affect Options already granted, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

     17.  Conditions Upon Issuance of Shares.  Shares shall not be issued
          ----------------------------------
pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any Stock Exchange.

     As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by law.

     18.  Reservation of Shares.  The Company, during the term of this Plan,
          ---------------------
will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     19.  Agreements.  Options and Stock Purchase Rights shall be evidenced by
          ----------
written Option Agreements and Restricted Stock Purchase Agreements, respectively, in such form(s) as the Administrator shall approve from time to time.

     20.  Shareholder Approval.  Continuance of the Plan shall be subject to
          --------------------
approval by the shareholders of the Company within twelve months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law and the rules of any Stock Exchange upon which the Common Stock is listed. All Options and Stock Purchase Rights issued under the Plan shall become void in the event such approval is not obtained.

     21.  Information and Documents to Optionees and Purchasers.  The Company
          -----------------------------------------------------
shall provide financial statements at least annually to each Optionee and to each individual who acquired Shares pursuant to the Plan, during the period such Optionee or purchaser has one or more Options or Stock Purchase Rights outstanding, and in the case of an individual who acquired Shares pursuant to the Plan, during the period such individual owns such Shares. The Company shall not be required to provide such information if the issuance of Options or Stock Purchase Rights under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information. In addition, at the time of issuance of any securities under the Plan, the Company shall provide to the Optionee or the purchaser a copy of the Plan and any agreement(s) pursuant to which securities granted under the Plan are issued.

                                HEALTHCENTRAL.COM
                                 1998 STOCK PLAN

                          NOTICE OF STOCK OPTION GRANT
                          ----------------------------

Address:

_____________________
_____________________

     You have been granted an option to purchase Common Stock "Common Stock" of
                                                               ------------
HealthCentral.com (the "Company") as follows:
                        -------

     Board Approval Date:

     Date of Grant (Later of Board
     Approval Date or Commence-
     ment of Employment/Consulting):

     Vesting Commencement Date:

     Exercise Price per Share:

     Total Number of Shares Granted:

     Total Exercise Price:

     Type of Option:                            Incentive Stock Options
                                         ______

                                                Nonstatutory Stock Options
                                         ______


     Term/Expiration Date:

     Vesting Schedule:                        This Option may be exercised, in
                                              whole or in part, in accordance
                                              with the following vesting
                                              schedule: 1/4th of the Shares
                                              subject to the Option shall vest
                                              and become exercisable on the 12-
                                              month anniversary of the Vesting
                                              Commencement Date and 1/48th of
                                              the total number of Shares subject
                                              to the Option shall vest and
                                              become exercisable on the monthly
                                              anniversary date of the Vesting
                                              Commencement Date thereafter.

                                              In the event of a Change of
                                              Control, the vesting and
                                              exercisability of the Option shall
                                              accelerate as provided in the
                                              Company's 1998 Stock Plan;

                                             provided however that the Shares
                                             remaining unvested following such
                                             acceleration shall therafter vest
                                             and become exercisable in equal
                                             monthly installments over the 12-
                                             month period following the closing
                                             date of the Change of Control.



     Termination Period:                     This Option may be exercised for 30
                                             days after termination of
                                             employment or consulting
                                             relationship except as set out in
                                             Sections 6 and 7 of the Stock
                                             Option Agreement (but in no event
                                             later than the Expiration Date).


     By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the 1998 Stock Plan and the Stock Option Agreement, both of which are attached and made a part of this document.


                                                       HEALTHCENTRAL.COM

________________________                               By:______________________
Signature

________________________                                  ______________________
Print Name                                                Print Name and Title

                               HEALTHCENTRAL.COM
                                1998 STOCK PLAN

                             STOCK OPTION AGREEMENT
                             ----------------------


     1.  Grant of Option.  HealthCentral.com, a California corporation (the
         ---------------
"Company"), hereby grants to _________ ("Optionee"), an option (the "Option") to
-------                                  --------                    ------
purchase a total number of shares of Common Stock (the "Shares") set forth in
                                                        ------
the Notice of Stock Option Grant, at the exercise price per share set forth in the Notice of Stock Option Grant (the "Exercise Price") subject to the terms,
                                       --------------
definitions and provisions of the HealthCentral.com 1998 Stock Plan (the "Plan")
                                                                          ----
adopted by the Company, which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option.

     If designated an Incentive Stock Option, this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code.

     2.  Exercise of Option.  This Option shall be exercisable during its Term
         ------------------
in accordance with the Vesting Schedule set out in the Notice of Stock Option Grant and with the provisions of Section 9 of the Plan as follows:

          (a)  Right to Exercise.
               -----------------

               (i)  This Option may not be exercised for a fraction of a share.

               (ii) In the event of Optionee's death, disability or other termination of employment, the exercisability of the Option is governed by Sections 5, 6 and 7 below, subject to the limitation contained in Section 2(a)(i).

              (iii) In no event may this Option be exercised after the Expiration Date of this Option as set forth in the Notice of Stock Option Grant.

          (b) Method of Exercise.  This Option shall be exercisable by execution
              ------------------
and delivery of the Exercise Notice and Restricted Stock Purchase Agreement attached hereto as Exhibit A (the "Exercise Agreement") or of any other form of
                   ---------       ------------------
written notice approved for such purpose by the Company which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

     No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of applicable law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Optionee on the date on which the Option is exercised with respect to such Shares.

     3.  Method of Payment.  Payment of the Exercise Price shall be by any of
         -----------------
the following, or a combination thereof, at the election of Optionee:

          (a)  cash or check;

          (b) cancellation of outstanding indebtedness;

          (c) surrender of other shares of Common Stock of the Company which (i) in the case of Shares acquired pursuant to the exercise of a Company option, have been owned by Optionee for more than six months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the Exercise Price of the Shares as to which the Option is being exercised; or

          (d) if there is a public market for the Shares and they are registered under the Exchange Act, delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the Exercise Price.

     4.  Restrictions on Exercise.  This Option may not be exercised until such
         ------------------------
time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under
Part 207 of Title 12 of the Code of Federal Regulations as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

     5.  Termination of Relationship.  In the event of termination of Optionee's
         ---------------------------
Continuous Status as an Employee or Consultant, Optionee may, to the extent otherwise so entitled at the date of such termination (the "Termination Date"),
                                                            ----------------
exercise this Option during the Termination Period set forth in the Notice of Stock Option Grant. To the extent that Optionee was not entitled to exercise this Option at such Termination Date, or if Optionee does not exercise this Option within the Termination Period, the Option shall terminate.

     6.  Disability of Optionee.
         ----------------------

          (a) Notwithstanding the provisions of Section 5 above, in the event of termination of Optionee's Continuous Status as an Employee or Consultant as a result of Optionee's total and permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within twelve months from the Termination Date (but in no event later than the Expiration Date set forth in the Notice of Stock Option Grant), exercise this Option to the extent

Optionee was entitled to exercise it as of such Termination Date. To the extent that Optionee was not entitled to exercise the Option as of the Termination Date, or if Optionee does not exercise such Option (to the extent so entitled) within the time specified in this Section 6(a), the Option shall terminate.

          (b) Notwithstanding the provisions of Section 5 above, in the event of termination of Optionee's consulting relationship or Continuous Status as an Employee as a result of disability not constituting a total and permanent disability (as set forth in Section 22(e)(3) of the Code), Optionee may, but only within six months from the Termination Date (but in no event later than the Expiration Date set forth in the Notice of Stock Option Grant), exercise the Option to the extent Optionee was entitled to exercise it as of such Termination Date; provided, however, that if this is an Incentive Stock Option and Optionee fails to exercise this Incentive Stock Option within three months from the Termination Date, this Option will cease to qualify as an Incentive Stock Option (as defined in Section 422 of the Code) and Optionee will be treated for federal income tax purposes as having received ordinary income at the time of such exercise in an amount generally measured by the difference between the Exercise Price for the Shares and the Fair Market Value of the Shares on the date of exercise. To the extent that Optionee was not entitled to exercise the Option at the Termination Date, or if Optionee does not exercise such Option to the extent so entitled within the time specified in this Section 6(b), the Option shall terminate.

     7.  Death of Optionee.  In the event of the death of Optionee (a) during
         -----------------
the Term of this Option and while an Employee or Consultant of the Company and having been in Continuous Status as an Employee or Consultant since the date of grant of the Option, or (b) within 30 days after Optionee's Termination Date, the Option may be exercised at any time within six months following the date of death (but in no event later than the Expiration Date set forth in the Notice of Stock Option Grant), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the Termination Date.

     8.  Non-Transferability of Option.  Except as otherwise provided in this
         -----------------------------
Section 8, this Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him or her. However, Optionee, with the approval of the Administrator, may transfer the Option to or for the benefit of one or more members of Optionee's Immediate Family (as defined below), including, without limitation, to a trust for the benefit of one or more members of Optionee's Immediate Family or to a partnership or limited liability company composed of one or more members of Optionee's Immediate Family, and subject to such limits as the Administrator may establish. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and permitted transferees of Optionee. No transfer for consideration shall be permitted except to a partnership or limited liability company composed of one or more members of Optionee's Immediate Family.

     The foregoing right to transfer the Option shall apply to the right to consent to amendments to this Agreement and, in the discretion of the Administrator, shall also apply to the right to transfer ancillary rights associated with the Option. The term "Immediate Family" shall mean Optionee's spouse or former spouse, parents, children, stepchildren, adoptive relationships, sisters, brothers, grandchildren, nieces, nephews, mother-in-law, father-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law (and, for this purpose, shall also include Optionee). Optionee acknowledges and agrees that Optionee shall be responsible for payment of any applicable income and employment tax withholdings imposed upon the transfer and/or subsequent exercise of a transferred Option, and such transfer and the transferee's right to receive the shares subject to this Option upon exercise thereof is conditioned on satisfaction of such withholding taxes as the Company determines may be due.

     9.  Term of Option.  This Option may be exercised only within the Term set
         --------------
forth in the Notice of Stock Option Grant, subject to the limitations set forth in Section 7 of the Plan.

     10.  Tax Consequences.  Set forth below is a brief summary as of the date
          ----------------
of this Option of certain of the federal and California tax consequences of exercise of this Option and disposition of the Shares under the laws in effect as of the Date of Grant. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

          (a) Exercise of Incentive Stock Option.  If this Option qualifies as
              ----------------------------------
an Incentive Stock Option, there will be no regular federal or California income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject Optionee to the alternative minimum tax in the year of exercise.

          (b) Exercise of Nonstatutory Stock Option.  If this Option does not
              -------------------------------------
qualify as an Incentive Stock Option, there may be a regular federal income tax liability and a California income tax liability upon the exercise of the Option. Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Optionee is an employee, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

          (c) Disposition of Shares.  In the case of a Nonstatutory Stock
              ---------------------
Option, if Shares are held for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal and California income tax purposes. In the case of an Incentive Stock Option, if Shares transferred pursuant to the Option are held for at least one year after exercise and are disposed of at least two years after the Date of Grant, any gain realized on disposition of the Shares will also be treated as long-term capital gain for federal and California income tax purposes. In either case, the long-term capital gain will be taxed for federal income tax and alternative minimum tax purposes at a maximum rate of 20% if the Shares are held more than one year after exercise. If Shares purchased under an Incentive Stock Option are disposed of within one year after exercise or within two years after the Date of Grant, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (i) the Fair Market Value of the Shares on the date of exercise, or (ii) the sale price of the Shares.

          (d) Notice of Disqualifying Disposition of Incentive Stock Option
              -------------------------------------------------------------
Shares.  If the Option granted to Optionee herein is an Incentive Stock Option,
------
and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the Incentive Stock Option on or before the later of (i) the date two years after the Date of Grant, or (ii) the date one year after the date of exercise, Optionee shall immediately notify the Company in writing of such disposition. Optionee acknowledges and agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized by Optionee from the early disposition by payment in cash or out of the current earnings paid to Optionee.

     11.  Withholding Tax Obligations.
          ---------------------------

          (a) General Withholding Obligations.  As a condition to the exercise
              -------------------------------
of Option granted hereunder, Optionee shall make such arrangements as the Administrator may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the exercise, receipt or vesting of the Option. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied. Optionee understands that, upon exercising a Nonstatutory Stock Option, he or she will recognize income for tax purposes in an amount equal to the excess of the then Fair Market Value of the Shares over the Exercise Price. If Optionee is an employee, the Company will be required to withhold from Optionee's compensation, or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income. Additionally, Optionee may at some point be required to satisfy tax withholding obligations with respect to the disqualifying disposition of an Incentive Stock Option. Optionee shall satisfy his or her tax withholding obligation arising upon the exercise of this Option by one or some combination of the following methods: (i) by cash or check payment, (ii) out of Optionee's current compensation, (iii) if permitted by the Administrator, in its discretion, by surrendering to the Company Shares which (A) in the case of Shares previously acquired from the Company, have been owned by Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value determined as of the applicable Tax Date (as defined in Section 11(c) below) on the date of surrender equal to the amount required to be withheld, or (iv) by electing to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a Fair Market Value determined as of the applicable Tax Date equal to the amount required to be withheld.

          (b) Stock Withholding to Satisfy Withholding Tax Obligations.  In the
              --------------------------------------------------------
event the Administrator allows Optionee to satisfy his or her tax withholding obligations as provided in Section 11(a)(iii) or (iv) above, such satisfaction must comply with the requirements of this Section (11)(b) and all Applicable Laws. All elections by Optionee to have Shares withheld to satisfy tax withholding obligations shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

              (i) the election must be made on or prior to the applicable Tax Date (as defined in Section 11(c) below);

            (ii) once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made; and

           (iii) all elections shall be subject to the consent or disapproval of the Administrator.

     In the event the election to have Shares withheld is made by Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, Optionee shall receive the full number of Shares with respect to which the Option is exercised but Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

          (c) Definitions.  For purposes of this Section 11, the Fair Market
              -----------
Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the applicable laws (the "Tax Date").
 --------

     12.  Market Standoff Agreement.  In connection with the initial public
          -------------------------
offering of the Company's securities and upon request of the Company or the underwriters managing such underwritten offering of the Company's securities, Optionee agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Company's initial public offering.

                            [Signature Page Follows]

     This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one document.


                                               HEALTHCENTRAL.COM


                                               By:
                                                  ----------------------------

                                                  ----------------------------
                                                  (Print name and title)

     OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION HEREOF IS EARNED ONLY BY CONTINUING EMPLOYMENT OR CONSULTANCY AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY'S STOCK PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.

     Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option.



Dated: ________________________                 ______________________________
                                                [Employee]

                                   EXHIBIT A
                                   ---------

                               HEALTHCENTRAL.COM
                                1998 STOCK PLAN

            EXERCISE NOTICE AND RESTRICTED STOCK PURCHASE AGREEMENT
            -------------------------------------------------------

     This Agreement ("Agreement") is made as of ______________, by and between
                      ---------
HealthCentral.com, a California corporation (the "Company"), and _________
                                                  -------
("Purchaser").  To the extent any capitalized terms used in this Agreement are
-----------
not defined, they shall have the meaning ascribed to them in the 1998 Stock
Plan.

     1.  Exercise of Option.  Subject to the terms and conditions hereof,
         ------------------
Purchaser hereby elects to exercise his or her option to purchase __________ shares of the Common Stock (the "Shares") of the Company under and pursuant to
                                 ------
the Company's 1998 Stock Plan (the "Plan") and the Stock Option Agreement dated
                                    ----
______________, (the "Option Agreement").  The purchase price for the Shares
                      ----------------
shall be $______________ per Share for a total purchase price of $_______________. The term "Shares" refers to the purchased Shares and all
                             ------
securities received in replacement of the Shares or as stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Purchaser is entitled by reason of Purchaser's ownership of the Shares.

     2.  Time and Place of Exercise. The purchase and sale of the Shares under
         --------------------------
this Agreement shall occur at the principal office of the Company simultaneously with the execution and delivery of this Agreement in accordance with the provisions of Section 2(b) of the Option Agreement. On such date, the Company will deliver to Purchaser a certificate representing the Shares to be purchased by Purchaser (which shall be issued in Purchaser's name) against payment of the exercise price therefor by Purchaser by (a) check made payable to the Company,
(b) cancellation of indebtedness of the Company to Purchaser, (c) delivery of shares of the Common Stock of the Company in accordance with Section 3 of the Option Agreement, or (d) a combination of the foregoing.

     3.  Limitations on Transfer.  In addition to any other limitation on
         -----------------------
transfer created by applicable securities laws, Purchaser shall not assign, encumber or dispose of any interest in the Shares except in compliance with the provisions below and applicable securities laws.

          (a) Right of First Refusal.  Before any Shares held by Purchaser or
              ----------------------
any transferee of Purchaser (either being sometimes referred to herein as the "Holder") may be sold or otherwise transferred (including transfer by gift or
-------
operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this
Section 3(a) (the "Right of First Refusal").
                   ----------------------

              (i) Notice of Proposed Transfer.  The Holder of the Shares shall
                  ---------------------------
deliver to the Company a written notice (the "Notice") stating:  (i) the
                                              ------
Holder's bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee ("Proposed Transferee"); (iii) the number of Shares to be
                      -------------------
transferred to each Proposed Transferee; and (iv) the terms and conditions of each proposed sale or transfer. The Holder shall offer the Shares at the same price (the "Offered Price") and upon the same terms (or terms as similar as
            -------------
reasonably possible) to the Company or its assignee(s).

          (ii)  Exercise of Right of First Refusal.  At any time within 30 days
                ----------------------------------
after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection
(iii) below.

         (iii)  Purchase Price.  The purchase price ("Purchase Price") for the
                --------------                        --------------
Shares purchased by the Company or its assignee(s) under this Section 3(a) shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

          (iv)  Payment.  Payment of the Purchase Price shall be made, at the
                -------
option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within 30 days after receipt of the Notice or in the manner and at the times set forth in the Notice.

           (v)  Holder's Right to Transfer. If all of the Shares proposed in the
                --------------------------
Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 3(a), then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 60 days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section 3 shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, or if the Holder proposes to change the price or other terms to make them more favorable to the Proposed Transferee, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

           (vi) Exception for Certain Family Transfers. Anything to the contrary
                --------------------------------------
contained in this Section 3(a) notwithstanding, the transfer of any or all of the Shares during Purchaser's lifetime or on Purchaser's death by will or intestacy to Purchaser's Immediate Family (as defined below) or a trust for the benefit of Purchaser's Immediate Family shall be exempt from the provisions of this Section 3(a). "Immediate Family" as used herein shall mean spouse, lineal
                    ----------------
descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 3.

          (b)  Involuntary Transfer.
               --------------------

               (i) Company's Right to Purchase upon Involuntary Transfer. In the
                   -----------------------------------------------------
event, at any time after the date of this Agreement, of any transfer by operation of law or other involuntary transfer (including divorce or death, but excluding, in the event of death, a transfer to Immediate Family as set forth in
Section 3(a)(vi) above) of all or a portion of the Shares by the record holder thereof, the Company shall have the right to purchase all of the Shares transferred at the greater of the purchase price paid by Purchaser pursuant to this Agreement or the Fair Market Value of the Shares on the date of transfer. Upon such a transfer, the person acquiring the Shares shall promptly notify the Secretary of the Company of such transfer. The right to purchase such Shares shall be provided to the Company for a period of 30 days following receipt by the Company of written notice by the person acquiring the Shares.

              (ii) Price for Involuntary Transfer. With respect to any stock to
                   ------------------------------
be transferred pursuant to Section 3(b)(i), the price per Share shall be a price set by the Board of Directors of the Company that will reflect the current value of the stock in terms of present earnings and future prospects of the Company. The Company shall notify Purchaser or his or her executor of the price so determined within 30 days after receipt by it of written notice of the transfer or proposed transfer of Shares. However, if the Purchaser does not agree with the valuation as determined by the Board of Directors of the Company, the Purchaser shall be entitled to have the valuation determined by an independent appraiser to be mutually agreed upon by the Company and the Purchaser and whose fees shall be borne equally by the Company and the Purchaser.

          (c) Assignment.  The right of the Company to purchase any part of the
              ----------
Shares may be assigned in whole or in part to any shareholder or shareholders of the Company or other persons or organizations.

          (d) Restrictions Binding on Transferees.  All transferees of Shares or
              -----------------------------------
any interest therein will receive and hold such Shares or interest subject to the provisions of this Agreement. Any sale or transfer of the Shares shall be void unless the provisions of this Agreement are satisfied.

          (e) Termination of Rights.  The Right of First Refusal and the
              ---------------------
Company's right to repurchase the Shares in the event of an involuntary transfer pursuant to Section 3(b) above shall terminate upon the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act").
                                                   --------------

          (f) Market Standoff Agreement.  In connection with the initial public
              -------------------------
offering of the Company's securities and upon request of the Company or the underwriters managing such underwritten offering of the Company's securities, Purchaser agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Company's initial public offering.

     4.  Investment and Taxation Representations.  In connection with the
         ---------------------------------------
purchase of the Shares, Purchaser represents to the Company the following:

          (a) Purchaser is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Purchaser is purchasing the Shares for investment for his or her own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act.

          (b) Purchaser understands that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein.

          (c) Purchaser understands that the Shares are "restricted securities" under applicable U.S. federal and state securities laws and that, pursuant to these laws, Purchaser must hold the Shares indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. Purchaser acknowledges that the Company has no obligation to register or qualify the Shares for resale. Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Shares, and requirements relating to the Company which are outside of the Purchaser's control, and which the Company is under no obligation and may not be able to satisfy.

          (d) Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

     5.  Restrictive Legends and Stop-Transfer Orders.
         --------------------------------------------

          (a) Legends.  The certificate or certificates representing the Shares
              -------
shall bear the following legends (as well as any legends required by applicable state and federal corporate and securities laws):

               (i) THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF.

                    NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

               (ii) THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE
                    TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

          (b) Stop-Transfer Notices.  Purchaser agrees that, in order to ensure
              ---------------------
compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

          (c) Refusal to Transfer.  The Company shall not be required (i) to
              -------------------
transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

          (d) Removal of Legend.  When all of the following events have
              -----------------
occurred, the Shares then held by Purchaser will no longer be subject to the legend referred to in Section 5(a)(ii): (i) the termination of the Right of First Refusal; and (ii) the expiration or termination of the market standoff provisions of Section 3(f) (and of any agreement entered pursuant to Section 3(f)). After such time, and upon Purchaser's request, a new certificate or certificates representing the Shares not repurchased shall be issued without the legend referred to in Section 5(a)(ii), and delivered to Purchaser.

     6.  No Employment Rights.  Nothing in this Agreement shall affect in any
         --------------------
manner whatsoever the right or power of the Company, or a Parent or Subsidiary of the Company, to terminate Purchaser's employment or consulting relationship, for any reason, with or without cause.

     7.  Miscellaneous.
         -------------

          (a) Governing Law.  This Agreement and all acts and transactions
              -------------
pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

          (b) Entire Agreement; Enforcement of Rights.  This Agreement sets
              ---------------------------------------
forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

          (c) Severability.  If one or more provisions of this Agreement are
              ------------
held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

          (d) Construction.  This Agreement is the result of negotiations
              ------------
between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

          (e) Notices.  Any notice required or permitted by this Agreement shall
              -------
be in writing and shall be deemed sufficient when delivered personally or sent by telegram or fax or 48 hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address as set forth below or as subsequently modified by written notice.

          (f) Counterparts.  This Agreement may be executed in two or more
              ------------
counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

          (g) Successors and Assigns.  The rights and benefits of this Agreement
              ----------------------
shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of Purchaser under this Agreement may only be assigned with the prior written consent of the Company.



                            [Signature Page Follows]

     The parties have executed this Exercise Notice and Restricted Stock Purchase Agreement as of the date first set forth above.

                              COMPANY:

                              HEALTHCENTRAL.COM


                              By:
                                 ------------------------------------

                              Name:
                                   ----------------------------------
                                     (print)

                              Title:
                                    ---------------------------------





                              PURCHASER:

                              [Employee]



                              ____________________________________
                              (Signature)

                              ____________________________________
                              (Print Name)

                              Address:   _________________________

                                         _________________________



I, ______________________, spouse of , have read and hereby approve the foregoing Agreement. In consideration of the Company's granting my spouse the right to purchase the Shares as set forth in the Agreement, I hereby agree to be bound irrevocably by the Agreement and further agree that any community property or similar interest that I may have in the Shares shall hereby be similarly bound by the Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.


                                              _______________________

                                              Spouse of _____________

                      [Employee Form of Option Agreement]

                               HEALTHCENTRAL.COM

                                1998 STOCK PLAN

                          NOTICE OF STOCK OPTION GRANT
                          ----------------------------

[Optionee]
Address:
______________________
______________________

     You have been granted an option to purchase Common Stock "Common Stock" of
                                                               ------------
HealthCentral.com (the "Company") as follows:
                        -------

     Board Approval Date:

     Date of Grant (Later of Board
     Approval Date or Commence-
     ment of Employment/Consulting):

     Vesting Commencement Date:

     Exercise Price per Share:

     Total Exercise Price:

Type of Option:                                      Incentive Stock Options
                                      ------------

                                                     Nonstatutory Stock Options
                                      ------------

Term/Expiration Date:

Vesting Schedule:                     This Option may be exercised, in whole or
                                      in part, in accordance with the following schedule: 1/4th of the Shares subject to the Option shall vest on the 12th month anniversary of the Vesting Commencement
                                      Date and 1/48th of the total number of
                                      Shares subject to the Option shall vest on the monthly anniversary date of the Vesting Commencement Date thereafter.

Termination Period:                   This Option may be exercised for 30 days
                                      after termination of employment or
                                      consulting relationship except as set out in Sections 6 and 7 of the Stock

                                     Option Agreement (but in no event later
                                     than the Expiration Date).

     By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the 1998 Stock Plan and the Stock Option Agreement, both of which are attached and made a part of this document.


[EMPLOYEE]                      HEALTHCENTRAL.COM

                                By:
                                   ------------------------
----------------------
Signature

----------------------             ------------------------
Print Name                         Print Name and Title

                               HEALTHCENTRAL.COM
                                1998 STOCK PLAN

                             STOCK OPTION AGREEMENT
                             ----------------------


     1.  Grant of Option.  HealthCentral.com, a California corporation (the
         ---------------
"Company"), hereby grants to _________ ("Optionee"), an option (the "Option") to
-------                                  --------                    ------
purchase a total number of shares of Common Stock (the "Shares") set forth in
                                                        ------
the Notice of Stock Option Grant, at the exercise price per share set forth in the Notice of Stock Option Grant (the "Exercise Price") subject to the terms,
                                       --------------
definitions and provisions of the HealthCentral.com 1998 Stock Plan (the "Plan")
                                                                          ----
adopted by the Company, which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option.

     If designated an Incentive Stock Option, this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code.

     2.  Exercise of Option.  This Option shall be exercisable during its Term
         ------------------
in accordance with the Vesting Schedule set out in the Notice of Stock Option Grant and with the provisions of Section 9 of the Plan as follows:

          (a)  Right to Exercise.
               -----------------

               (i) This Option may not be exercised for a fraction of a share.

              (ii) In the event of Optionee's death, disability or other termination of employment, the exercisability of the Option is governed by Sections 5, 6 and 7 below, subject to the limitation contained in Section 2(a)(i).

             (iii) In no event may this Option be exercised after the Expiration Date of this Option as set forth in the Notice of Stock Option Grant.

          (b) Method of Exercise.  This Option shall be exercisable by execution
              ------------------
and delivery of the Exercise Notice and Restricted Stock Purchase Agreement attached hereto as Exhibit A (the "Exercise Agreement") or of any other form of
                   ---------       ------------------
written notice approved for such purpose by the Company which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

     No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of applicable law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Optionee on the date on which the Option is exercised with respect to such Shares.

      3.  Method of Payment.  Payment of the Exercise Price shall be by any of
          -----------------
the following, or a combination thereof, at the election of Optionee:

          (a)  cash or check;

          (b) cancellation of outstanding indebtedness;

          (c) surrender of other shares of Common Stock of the Company which (i) in the case of Shares acquired pursuant to the exercise of a Company option, have been owned by Optionee for more than six months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the Exercise Price of the Shares as to which the Option is being exercised; or

          (d) if there is a public market for the Shares and they are registered under the Exchange Act, delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the Exercise Price.

      4.  Restrictions on Exercise.  This Option may not be exercised until such
          ------------------------
time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under
Part 207 of Title 12 of the Code of Federal Regulations as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

      5.  Termination of Relationship. In the event of termination of Optionee's
          ---------------------------
Continuous Status as an Employee or Consultant, Optionee may, to the extent otherwise so entitled at the date of such termination (the "Termination Date"),
                                                            ----------------
exercise this Option during the Termination Period set forth in the Notice of Stock Option Grant. To the extent that Optionee was not entitled to exercise this Option at such Termination Date, or if Optionee does not exercise this Option within the Termination Period, the Option shall terminate.

      6.  Disability of Optionee.
          ----------------------

          (a) Notwithstanding the provisions of Section 5 above, in the event of termination of Optionee's Continuous Status as an Employee or Consultant as a result of Optionee's total and permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within twelve months from the Termination Date (but in no event later than the Expiration Date set forth in the Notice of Stock Option Grant), exercise this Option to the extent

Optionee was entitled to exercise it as of such Termination Date. To the extent that Optionee was not entitled to exercise the Option as of the Termination Date, or if Optionee does not exercise such Option (to the extent so entitled) within the time specified in this Section 6(a), the Option shall terminate.

          (b) Notwithstanding the provisions of Section 5 above, in the event of termination of Optionee's consulting relationship or Continuous Status as an Employee as a result of disability not constituting a total and permanent disability (as set forth in Section 22(e)(3) of the Code), Optionee may, but only within six months from the Termination Date (but in no event later than the Expiration Date set forth in the Notice of Stock Option Grant), exercise the Option to the extent Optionee was entitled to exercise it as of such Termination Date; provided, however, that if this is an Incentive Stock Option and Optionee fails to exercise this Incentive Stock Option within three months from the Termination Date, this Option will cease to qualify as an Incentive Stock Option (as defined in Section 422 of the Code) and Optionee will be treated for federal income tax purposes as having received ordinary income at the time of such exercise in an amount generally measured by the difference between the Exercise Price for the Shares and the Fair Market Value of the Shares on the date of exercise. To the extent that Optionee was not entitled to exercise the Option at the Termination Date, or if Optionee does not exercise such Option to the extent so entitled within the time specified in this Section 6(b), the Option shall terminate.

     7.  Death of Optionee.  In the event of the death of Optionee (a) during
         -----------------
the Term of this Option and while an Employee or Consultant of the Company and having been in Continuous Status as an Employee or Consultant since the date of grant of the Option, or (b) within 30 days after Optionee's Termination Date, the Option may be exercised at any time within six months following the date of death (but in no event later than the Expiration Date set forth in the Notice of Stock Option Grant), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the Termination Date.

     8.  Non-Transferability of Option.  This Option may not be transferred in
         -----------------------------
any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him or her. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

     9.  Term of Option.  This Option may be exercised only within the Term set
         --------------
forth in the Notice of Stock Option Grant, subject to the limitations set forth in Section 7 of the Plan.

     10.  Tax Consequences.  Set forth below is a brief summary as of the date
          ----------------
of this Option of certain of the federal and California tax consequences of exercise of this Option and disposition of the Shares under the laws in effect as of the Date of Grant. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

          (a) Exercise of Incentive Stock Option.  If this Option qualifies as
              ----------------------------------
an Incentive Stock Option, there will be no regular federal or California income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject Optionee to the alternative minimum tax in the year of exercise.

          (b) Exercise of Nonstatutory Stock Option.  If this Option does not
              -------------------------------------
qualify as an Incentive Stock Option, there may be a regular federal income tax liability and a California income tax liability upon the exercise of the Option. Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Optionee is an employee, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

          (c) Disposition of Shares.  In the case of a Nonstatutory Stock
              ---------------------
Option, if Shares are held for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal and California income tax purposes. In the case of an Incentive Stock Option, if Shares transferred pursuant to the Option are held for at least one year after exercise and are disposed of at least two years after the Date of Grant, any gain realized on disposition of the Shares will also be treated as long-term capital gain for federal and California income tax purposes. In either case, the long-term capital gain will be taxed for federal income tax and alternative minimum tax purposes at a maximum rate of 20% if the Shares are held more than one year after exercise. If Shares purchased under an Incentive Stock Option are disposed of within one year after exercise or within two years after the Date of Grant, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (i) the Fair Market Value of the Shares on the date of exercise, or (ii) the sale price of the Shares.

          (d) Notice of Disqualifying Disposition of Incentive Stock Option
              -------------------------------------------------------------
Shares.  If the Option granted to Optionee herein is an Incentive Stock Option,
------
and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the Incentive Stock Option on or before the later of (i) the date two years after the Date of Grant, or (ii) the date one year after the date of exercise, Optionee shall immediately notify the Company in writing of such disposition. Optionee acknowledges and agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized by Optionee from the early disposition by payment in cash or out of the current earnings paid to Optionee.

     11.  Withholding Tax Obligations.
          ---------------------------

          (a) General Withholding Obligations.  As a condition to the exercise
              -------------------------------
of Option granted hereunder, Optionee shall make such arrangements as the Administrator may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the exercise, receipt or vesting of the Option. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied. Optionee understands that, upon exercising a Nonstatutory Stock Option, he or she will recognize income for tax purposes in an amount equal to the excess of the then Fair Market Value of the Shares over the Exercise Price. If Optionee is an employee, the Company will be required to withhold from Optionee's compensation, or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income. Additionally, Optionee may at some point be required to satisfy tax withholding obligations with respect to the disqualifying disposition of an Incentive Stock Option. Optionee shall satisfy his or her tax withholding obligation arising upon the exercise of this Option by one or some combination of the following methods: (i) by cash or check payment, (ii) out of Optionee's current compensation, (iii) if permitted by the Administrator, in its discretion, by surrendering to the Company Shares which (A) in the case of Shares previously acquired from the Company, have been owned by Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value determined as of the applicable Tax Date (as defined in Section 11(c) below) on the date of surrender equal to the amount required to be withheld, or (iv) by electing to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a Fair Market Value determined as of the applicable Tax Date equal to the amount required to be withheld.

          (b) Stock Withholding to Satisfy Withholding Tax Obligations.  In the
              --------------------------------------------------------
event the Administrator allows Optionee to satisfy his or her tax withholding obligations as provided in Section 11(a)(iii) or (iv) above, such satisfaction must comply with the requirements of this Section (11)(b) and all applicable laws. All elections by Optionee to have Shares withheld to satisfy tax withholding obligations shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

               (i) the election must be made on or prior to the applicable Tax Date (as defined in Section 11(c) below);

          (ii) once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made; and

               (iii) all elections shall be subject to the consent or disapproval of the Administrator.

     In the event the election to have Shares withheld is made by Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, Optionee shall receive the full number of Shares with respect to which the Option is exercised but Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

          (c) Definitions.  For purposes of this Section 11, the Fair Market
              -----------
Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the applicable laws (the "Tax Date").
 --------

     12.  Market Standoff Agreement.  In connection with the initial public
          -------------------------
offering of the Company's securities and upon request of the Company or the underwriters managing such underwritten offering of the Company's securities, Optionee agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Company's initial public offering.

                            [Signature Page Follows]

     This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one document.


                                         HEALTHCENTRAL.COM


                                         By:
                                            -----------------------------

                                           ------------------------------
                                           (Print name and title)

     OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION HEREOF IS EARNED ONLY BY CONTINUING EMPLOYMENT OR CONSULTANCY AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY'S STOCK PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.

     Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option.



Dated: ________________________                 ______________________________
                                                [Employee]

                                   EXHIBIT A
                                   ---------

                               HEALTHCENTRAL.COM
                                1998 STOCK PLAN

            EXERCISE NOTICE AND RESTRICTED STOCK PURCHASE AGREEMENT
            -------------------------------------------------------

     This Agreement ("Agreement") is made as of ______________, by and between
                      ---------
HealthCentral.com, a California corporation (the "Company"), and _________
                                                  -------
("Purchaser").  To the extent any capitalized terms used in this Agreement are
-----------
not defined, they shall have the meaning ascribed to them in the 1998 Stock
Plan.

     1.  Exercise of Option.  Subject to the terms and conditions hereof,
         ------------------
Purchaser hereby elects to exercise his or her option to purchase __________ shares of the Common Stock (the "Shares") of the Company under and pursuant to
                                 ------
the Company's 1998 Stock Plan (the "Plan") and the Stock Option Agreement dated
                                    ----
______________, (the "Option Agreement").  The purchase price for the Shares
                      ----------------
shall be $______________ per Share for a total purchase price of $_______________. The term "Shares" refers to the purchased Shares and all
                             ------
securities received in replacement of the Shares or as stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Purchaser is entitled by reason of Purchaser's ownership of the Shares.

     2.  Time and Place of Exercise. The purchase and sale of the Shares under
         --------------------------
this Agreement shall occur at the principal office of the Company simultaneously with the execution and delivery of this Agreement in accordance with the provisions of Section 2(b) of the Option Agreement. On such date, the Company will deliver to Purchaser a certificate representing the Shares to be purchased by Purchaser (which shall be issued in Purchaser's name) against payment of the exercise price therefor by Purchaser by (a) check made payable to the Company,
(b) cancellation of indebtedness of the Company to Purchaser, (c) delivery of shares of the Common Stock of the Company in accordance with Section 3 of the Option Agreement, or (d) a combination of the foregoing.

     3.  Limitations on Transfer.  In addition to any other limitation on
         -----------------------
transfer created by applicable securities laws, Purchaser shall not assign, encumber or dispose of any interest in the Shares except in compliance with the provisions below and applicable securities laws.

         (a) Right of First Refusal.  Before any Shares held by Purchaser or
             ----------------------
any transferee of Purchaser (either being sometimes referred to herein as the

"Holder") may be sold or otherwise transferred (including transfer by gift or
-------
operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this
Section 3(a) (the "Right of First Refusal").
                   ----------------------

             (i) Notice of Proposed Transfer.  The Holder of the Shares shall
                 ---------------------------
deliver to the Company a written notice (the "Notice") stating:  (i) the
                                              ------
Holder's bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee ("Proposed Transferee"); (iii) the number of Shares to be
                      -------------------
transferred to each Proposed Transferee; and (iv) the terms and conditions of each proposed sale or transfer. The Holder shall offer the Shares at the same price (the "Offered Price") and upon the same terms (or terms as similar as
            -------------
reasonably possible) to the Company or its assignee(s).

          (ii) Exercise of Right of First Refusal.  At any time within 30 days
               ----------------------------------
after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection
(iii) below.

         (iii) Purchase Price.  The purchase price ("Purchase Price") for the
               --------------                        --------------
Shares purchased by the Company or its assignee(s) under this Section 3(a) shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

          (iv) Payment.  Payment of the Purchase Price shall be made, at the
               -------
option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within 30 days after receipt of the Notice or in the manner and at the times set forth in the Notice.

           (v) Holder's Right to Transfer.  If all of the Shares proposed in the
               --------------------------
Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 3(a), then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 60 days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section 3 shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, or if the Holder proposes to change the price or other terms to make them more favorable to the Proposed Transferee, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

          (vi) Exception for Certain Family Transfers.  Anything to the contrary
               --------------------------------------
contained in this Section 3(a) notwithstanding, the transfer of any or all of the Shares during Purchaser's lifetime or on Purchaser's death by will or intestacy to Purchaser's Immediate Family (as defined below) or a trust for the benefit of Purchaser's Immediate Family shall be exempt from the provisions of this Section 3(a). "Immediate Family" as used herein shall mean spouse, lineal
                     ----------------
descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 3.

      (b)  Involuntary Transfer.
           --------------------

          (i) Company's Right to Purchase upon Involuntary Transfer.  In the
              -----------------------------------------------------
event, at any time after the date of this Agreement, of any transfer by operation of law or other involuntary transfer (including divorce or death, but excluding, in the event of death, a transfer to Immediate Family as set forth in
Section 3(a)(vi) above) of all or a portion of the Shares by the record holder thereof, the Company shall have the right to purchase all of the Shares transferred at the greater of the purchase price paid by Purchaser pursuant to this Agreement or the Fair Market Value of the Shares on the date of transfer. Upon such a transfer, the person acquiring the Shares shall promptly notify the Secretary of the Company of such transfer. The right to purchase such Shares shall be provided to the Company for a period of 30 days following receipt by the Company of written notice by the person acquiring the Shares.

          (ii) Price for Involuntary Transfer.  With respect to any stock to be
               ------------------------------
transferred pursuant to Section 3(b)(i), the price per Share shall be a price set by the Board of Directors of the Company that will reflect the current value of the stock in terms of present earnings and future prospects of the Company. The Company shall notify Purchaser or his or her executor of the price so determined within 30 days after receipt by it of written notice of the transfer or proposed transfer of Shares. However, if the Purchaser does not agree with the valuation as determined by the Board of Directors of the Company, the Purchaser shall be entitled to have the valuation determined by an independent appraiser to be mutually agreed upon by the Company and the Purchaser and whose fees shall be borne equally by the Company and the Purchaser.

      (c) Assignment.  The right of the Company to purchase any part of the
          ----------
Shares may be assigned in whole or in part to any shareholder or shareholders of the Company or other persons or organizations.

      (d) Restrictions Binding on Transferees.  All transferees of Shares or
          -----------------------------------
any interest therein will receive and hold such Shares or interest subject to the provisions of this Agreement. Any sale or transfer of the Shares shall be void unless the provisions of this Agreement are satisfied.

      (e) Termination of Rights.  The Right of First Refusal and the
          ---------------------
Company's right to repurchase the Shares in the event of an involuntary transfer pursuant to Section 3(b) above shall terminate upon the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act").
                                                   --------------

      (f) Market Standoff Agreement.  In connection with the initial public
          -------------------------
offering of the Company's securities and upon request of the Company or the underwriters managing such underwritten offering of the Company's securities, Purchaser agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Company's initial public offering.

     4.  Investment and Taxation Representations.  In connection with the
         ---------------------------------------
purchase of the Shares, Purchaser represents to the Company the following:

          (a) Purchaser is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Purchaser is purchasing the Shares for investment for his or her own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act.

          (b) Purchaser understands that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein.

          (c) Purchaser understands that the Shares are "restricted securities" under applicable U.S. federal and state securities laws and that, pursuant to these laws, Purchaser must hold the Shares indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. Purchaser acknowledges that the Company has no obligation to register or qualify the Shares for resale. Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Shares, and requirements relating to the Company which are outside of the Purchaser's control, and which the Company is under no obligation and may not be able to satisfy.

          (d) Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

     5.  Restrictive Legends and Stop-Transfer Orders.
         --------------------------------------------

          (a) Legends.  The certificate or certificates representing the Shares
              -------
shall bear the following legends (as well as any legends required by applicable state and federal corporate and securities laws):

               (i) THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF.

                    NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

               (ii) THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE
                    TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

          (b) Stop-Transfer Notices.  Purchaser agrees that, in order to ensure
              ---------------------
compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

          (c) Refusal to Transfer.  The Company shall not be required (i) to
              -------------------
transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

          (d) Removal of Legend.  When all of the following events have
              -----------------
occurred, the Shares then held by Purchaser will no longer be subject to the legend referred to in Section 5(a)(ii): (i) the termination of the Right of First Refusal; and (ii) the expiration or termination of the market standoff provisions of Section 3(f) (and of any agreement entered pursuant to Section 3(f)). After such time, and upon Purchaser's request, a new certificate or certificates representing the Shares not repurchased shall be issued without the legend referred to in Section 5(a)(ii), and delivered to Purchaser.

     6.  No Employment Rights.  Nothing in this Agreement shall affect in any
         --------------------
manner whatsoever the right or power of the Company, or a Parent or Subsidiary of the Company, to terminate Purchaser's employment or consulting relationship, for any reason, with or without cause.

     7.  Miscellaneous.
         -------------

          (a) Governing Law.  This Agreement and all acts and transactions
              -------------
pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

          (b) Entire Agreement; Enforcement of Rights.  This Agreement sets
              ---------------------------------------
forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

          (c) Severability.  If one or more provisions of this Agreement are
              ------------
held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

          (d) Construction.  This Agreement is the result of negotiations
              ------------
between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

          (e) Notices.  Any notice required or permitted by this Agreement shall
              -------
be in writing and shall be deemed sufficient when delivered personally or sent by telegram or fax or 48 hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address as set forth below or as subsequently modified by written notice.

          (f) Counterparts.  This Agreement may be executed in two or more
              ------------
counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

          (g) Successors and Assigns.  The rights and benefits of this Agreement
              ----------------------
shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of Purchaser under this Agreement may only be assigned with the prior written consent of the Company.



                            [Signature Page Follows]

     The parties have executed this Exercise Notice and Restricted Stock Purchase Agreement as of the date first set forth above.

                              COMPANY:

                              HEALTHCENTRAL.COM


                              By:
                                  -----------------------------------------

                              Name:
                                  -----------------------------------------
                                     (print)

                              Title:
                                  -----------------------------------------




                              PURCHASER:

                              [Employee]

                              --------------------------------------------

                              (Signature)

                              --------------------------------------------
                              (Print Name)

                              --------------------------------------------
                               Address:
                                            ------------------------------
                                            ------------------------------

I, ______________________, spouse of , have read and hereby approve the foregoing Agreement. In consideration of the Company's granting my spouse the right to purchase the Shares as set forth in the Agreement, I hereby agree to be bound irrevocably by the Agreement and further agree that any community property or similar interest that I may have in the Shares shall hereby be similarly bound by the Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.


                                          ---------------------------------
                                          Spouse of _____________



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